Exhibit 32.1

CERTIFICATION OF CEO PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Pineapple Express Cannabis Company (the “Company”) on Form 10-K for the fiscal year ended January 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Feinstein, as the Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 31, 2024

By:	/s/ Matthew Feinstein
Matthew Feinstein
Chief Executive Officer and Director

This Certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.